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                                                                    EXHIBIT 10.9



                          ACKNOWLEDGMENT AND AGREEMENT



         This Acknowledgment and Agreement dated as of February 28, 2003, is executed by Hughes Electronics Corporation ("Hughes").

         WHEREAS, DIRECTV Enterprises LLC, formerly DIRECTV Enterprises, Inc., ("DIRECTV") is a shareholder of Crown Media Holdings, Inc. ("Company"), and is a party to that certain Second Amended and Restated Stockholders Agreement dated as of August 30, 2001, by and among DIRECTV, Hallmark Entertainment Holdings, Inc. (as transferee from Hallmark Entertainment, Inc.), Liberty Media Corporation, Liberty Crown, Inc., VISN Management Corp., and JP Morgan Partners
(BHCA), L.P. (the "Stockholders Agreement"); and

         WHEREAS, DIRECTV has transferred to its parent company, Hughes, all of DIRECTV's shares of Class A Common Stock of the Company; and

         WHEREAS, such transfer is permitted pursuant to Section 3.4 of the Stockholders Agreement.

         NOW, THEREFORE, Hughes hereby acknowledges and agrees as follows:

         Hughes shall hereby become a signatory to the Stockholders Agreement and shall receive the same rights set forth therein and be bound by the same obligations set forth therein as DIRECTV, except as provided in Section 3.4 and
Section 3.5 of the Stockholders Agreement.

         IN WITNESS WHEREOF, Hughes has caused this Acknowledgement and Agreement to be executed as of the date set forth above.

                         HUGHES ELECTRONICS CORPORATION


                         By:      /s/  MIKE GAINES
                            --------------------------------
                         Name:   Mike Gaines
                               -----------------------------
                         Title:   VP & CFO
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